UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2003

WOMEN FIRST HEALTHCARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26487	13-3919601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12220 El Camino Real, Suite 400
San Diego, CA 92130
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (858) 509-1171

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 15, 2003

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)

     On May 15, 2003, Women First HealthCare, Inc. issued a press release announcing its financial results for the three months ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are being furnished pursuant to Item 12 of Form 8-K (“Disclosure of Results of Operations and Financial Condition”) in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Releases Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Registrant’s results of operations or financial condition for the three months ended March 31, 2003.

     In accordance with General Instruction B-6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003	Women First HealthCare, Inc.

	By:	/s/ CHARLES M. CAPORALE

Charles M. Caporale
Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 15, 2003

4